Exhibit 99.1

INTAC INTERNATIONAL, INC. ESTABLISHES RECORD AND MEETING DATES
FOR ANNUAL MEETING OF STOCKHOLDERS

Hong Kong, September 14, 2007 — INTAC International, Inc. (NASDAQ: INTN / FSE: WKN 805768) (“INTAC”), an emerging provider of educational and career development services and software for educational institutions and a distributor of wireless handset products in China, announced today that it will hold its annual meeting of stockholders on September 28, 2007 at 10:00 a.m. (central time). INTAC must hold its annual meeting no later than one year after the end of its fiscal year-end under the NASDAQ marketplace rules.

INTAC stockholders of record at the close of business on August 17, 2007 will be entitled to vote at the annual meeting. INTAC has filed proxy materials with the Securities and Exchange Commission and those materials indicate the location of the meeting. INTAC began mailing these materials to shareholders on September 13, 2007.

As previously announced, a special meeting of INTAC stockholders approved on August 13, 2007 an agreement to merge with HSW Merger corporation, a wholly owned subsidiary of HSW International, Inc. The merger is scheduled to close October 1, 2007.

About INTAC International, Inc.

INTAC International, Inc. is a leading provider of integrated educational and career development services as well as management software products for educational institutions in China. INTAC International is also engaged in the distribution of premium brand wireless handset products. INTAC is a Nevada corporation and is headquartered in Hong Kong.

Forward-Looking Statements

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1993, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other statements, statements regarding the proposed business combination between INTAC and HSW International, Inc. and the proposed sale of INTAC’s wireless distribution business. Forward-looking statements may be in the future tense, and often include words such as “anticipate”, “expect”, “project”, “believe”, “plan”, “estimate”, “intend”, “will” and “may”. These statements are based on current expectations, but are subject to certain risks and uncertainties, many of which are difficult to predict and are beyond the control of INTAC. Relevant risks and uncertainties include those referenced in INTAC’s filings with the SEC (which can be obtained as described in “Additional Information” below), including its annual report on Form 10-K, and include but are not limited to: general industry conditions and competition; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; governmental laws and regulations. Risks and uncertainties relating to the previously announced merger with HSW Merger Corporation, a wholly owned subsidiary of HSW International, Inc. and/or the proposed sale of the wireless handset distribution business to Cyber Proof Investments Ltd. include but are not limited to: required regulatory approvals may not be obtained in a timely manner, if at all; the proposed transactions will not be consummated; the anticipated benefits of the proposed transactions may not be realized; and the integration of HSW International, Inc.’s operations with INTAC may be materially delayed or may be more costly or difficult than expected. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. INTAC assumes no obligation to update any forward-looking statements as a result of new information or future events or developments.

Additional Information

This press release is not a substitute for the proxy statement and any other documents filed or to be filed by INTAC with the SEC. Investors and stockholders are urged to read such proxy statement/prospectus and any other such documents which contain important information about the proposed transactions. The proxy statement and other documents to be filed by INTAC with the SEC will be available free of charge at the SEC’s website (http://www.sec.gov) or from INTAC by directing a request to: J. David Darnell, Senior Vice President and Chief Financial Officer of INTAC International at 469/916-9891 or david.darnell@intac-asia.com.

INTAC and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the annual meeting. Information about INTAC’s directors and executive officers is available in INTAC’s proxy statement, dated September 13, 2007 for its 2007 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the proxy statement to be filed with the SEC.

For Further Investor Information:
J. David Darnell
Senior Vice President & Chief Financial Officer
INTAC International
PH: (469) 916-9891
david.darnell@intac-asia.com

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